UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2006
                                                  (January 19, 2006)



                             PEGASUS WIRELESS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                          000-32567                  52-2273215
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File           (IRS Employer
  of incorporation)                  Number)                 Identification No.)


48499 Milmont Dr., Freemont, CA                                   94538
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (510) 490-8288


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


-----------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 8 -OTHER EVENTS

Item 8.01 - Other Events

     On January 19, 2006,  the Company  released the press  release  attached as
Exhibit 99.7.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

(a)  Finacial Statements of Business Aquired

     None

(b)  Pro-Forma Financial Information

     None

(c)  Shell Company Transactions

     None

(d)  Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------

3.(ii)3*       Amended By-Laws

10.1   *       Share and Exchange  Agreement,  dated as of May 25, 2005,  by and among the Company and Homeskills, Inc.

10.2   *       Share and Exchange  Agreement,  dated as of November 5, 2004,  by and among Homeskills, Inc., and the shareholders of OTC Wireless, Inc.

10.3 Acquisition Agreement, dated as of December 22, 2005, by and among the Company and AMAX.

14.1   *       Code of Ethics

16.1   *       Lawrence   Scharfman  &  Company  letter   regarding   change  of
               accountants

17.1   *       Letter of Resignation of Roger Pawson

99.1   *       July 18, 2005 press release

99.2   *       August 3, 2005 press release

99.3   *       November 1, 2005 press release

99.4   *       December 22, 2005 press release

99.5   *       December 29, 2005 press release

99.6   *       Audit Committee Charter

99.7   *       January 18, 2006 press release

99.8           January 19, 2006 press release

---------
*   filed previously





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                             PEGASUS WIRELESS CORP.




    January 19, 2006        By:  /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: CFO